UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2023

Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 460-4600

Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc., Common Shares ($.10 par value)	ED	New York Stock Exchange
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement
On March 27, 2023, Consolidated Edison, Inc. (“Con Edison”) and its subsidiaries Consolidated Edison Company of New York, Inc. (“CECONY”) and Orange and Rockland Utilities, Inc. (“O&R,” and along with Con Edison and CECONY, each a “Company” and collectively, the “Companies”) entered into a Credit Agreement, dated as of March 27, 2023, (the “Credit Agreement”) among the Companies, the lenders party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent. A copy of the Credit Agreement is included as an exhibit to this report, and the description of the Credit Agreement that follows is qualified in its entirety by reference to the Credit Agreement.
The Credit Agreement terminates the Credit Agreement, dated as of December 7, 2016, among the Companies, the lenders party thereto and Bank of America, N.A., as Administrative Agent.
Under the Credit Agreement, the Lenders committed to provide loans and letters of credit, on a revolving credit basis, in an aggregate amount of up to $2.5 billion of credit available, with the full amount available to CECONY, $800 million available to Con Edison (subject to increase up to $1 billion) and $250 million available to O&R, including up to $900 million of letters of credit. Subject to certain conditions, the Companies and one or more Lenders or additional lenders may increase by up to $500 million the aggregate principal amount of loans available under the Credit Agreement, with availability to each of the Companies proportionate to availability prior to the increase. Each Company will be severally obligated with respect to loans made to it, and letters of credit issued on its behalf, under the Credit Agreement. None of the Companies is responsible for the obligations under the Credit Agreement of any Company other than itself.
The Companies intend to use the Credit Agreement to support their commercial paper programs. Loans and letters of credit issued under the Credit Agreement may also be used for other general corporate purposes. Any borrowings under the Credit Agreement would generally be at variable interest rates. Interest and fees for loans and letters of credit under the Credit Agreement generally reflect the respective credit ratings of the Companies.
The Lenders’ commitments under the Credit Agreement to provide a loan to, or issue a letter of credit on behalf of, a Company terminate on March 27, 2028, unless extended for up to two additional one–year terms as provided therein, and are subject to certain conditions, including that there be no Event of Default (see below) or event which with notice or the lapse of time would become an Event of Default with respect to that Company, that the representations and warranties of the Company contained in the Credit Agreement (not including that the Company did not have a material adverse change) be true on and as of the date of such loan or issuance and, in the case of CECONY and O&R, that the Company shall have the required regulatory approvals.
On March 27, 2023, CECONY entered into a
364-Day
Revolving Credit Agreement, dated as of March 27, 2023 (the “CECONY
364-Day
Credit Agreement”), among CECONY, the lenders party thereto (the
“364-Day
Lenders”) and Bank of America, N.A., as Administrative Agent. A copy of the CECONY
364-Day
Credit Agreement is included as an exhibit to this report, and the description of the CECONY
364-Day
Credit Agreement that follows is qualified in its entirety by reference to the CECONY
364-Day
Credit Agreement.
Under the CECONY
364-Day
Credit Agreement, the
364-Day
Lenders committed to provide a loan, on a revolving credit basis, in an aggregate amount of up to $500 million to CECONY. CECONY intends to use the CECONY
364-Day
Credit Agreement to support its commercial paper program. Loans issued under the CECONY
364-Day
Credit Agreement may also be used for other general corporate purposes. Any borrowings under the CECONY
364-Day
Credit Agreement would generally be at variable interest rates. Interest and fees for loans under the CECONY
364-Day
Credit Agreement generally reflect CECONY’s credit rating.
The
364-Day
Lenders’ commitments under the CECONY
364-Day
Credit Agreement to make a loan to CECONY terminate on March 25, 2024 and are subject to certain conditions, including that there be no Event of Default (see below) or event which with notice or the lapse of time would become an Event of Default and that the representations and warranties of CECONY contained in the CECONY
364-Day
Credit Agreement (not including that CECONY did not have a material adverse change) be true on and as of the date of such loan and that CECONY shall have the required regulatory approvals.

Pursuant to the Credit Agreement, upon a change of control with respect to a Company, each Lender may terminate its commitments to that Company under the Credit Agreement, declare the loans, accrued interest and any other amounts owed by that Company under the Credit Agreement immediately due and payable and require that Company to provide cash collateral relating to the letters of credit issued for it under the Credit Agreement, in the manner, with such effect and subject to the conditions provided in the Credit Agreement. Pursuant to the CECONY
364-Day
Credit Agreement, upon a change of control of CECONY, each
364-Day
Lender may terminate its commitments under the CECONY
364-Day
Credit Agreement and declare the loans, accrued interest and any other amounts owed by CECONY under the CECONY
364-Day
Credit Agreement immediately due and payable.
If an event of default under the Credit Agreement with respect to a Company or under the CECONY
364-Day
Credit Agreement with respect to CECONY (collectively, an “Event of Default”) occurs and is continuing, the Lenders or
364-Day
Lenders, respectively, may terminate their commitments and declare the loans (including accrued interest) to that Company or CECONY, respectively, immediately due and payable. Pursuant to the Credit Agreement, if an Event of Default occurs, the Lenders may require that Company to provide cash collateral relating to the letters of credit issued for it under the Credit Agreement, in the manner, with such effect and subject to the conditions provided in the Credit Agreement.
Events of Default under the Credit Agreement and the CECONY
364-Day
Credit Agreement, among others, include:

•	Failure to pay any principal of any loan or, for the Credit Agreement, any draw under any letter of credit issued under the Credit Agreement when due;

•	Failure to pay any interest or fees within five days;

•
Failure to meet covenants, including covenants that the ratio of consolidated debt to consolidated total capital of that Company not at any time exceed 0.65 to 1 and that, subject to certain exceptions (including liens or other encumbrances in aggregate not exceeding 10 percent of that Company’s consolidated net tangible assets), the Company will not create, assume or suffer a lien or other encumbrance on its assets;

•	Representations or warranties proved to be incorrect in any material respect when made (or deemed made);

•	Cross default to other financial obligations of $150 million or more of that Company and any subsidiaries which would permit the holder to accelerate the obligations; and

•	Other customary events of default.

Item 1.02	Termination of a Material Definitive Agreement
The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Credit Agreement, dated as of March 27, 2023, among CECONY, Con Edison, O&R, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

Exhibit 10.2	364-Day Revolving Credit Agreement, dated as of March 27, 2023, among CECONY, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

Exhibit 104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer
Date: March 27, 2023